Exhibit 10.1

REDACTED COPY

Certain identified confidential information has been redacted from this exhibit because it is both (i) not material and (ii) would be competitively harmful if publicly disclosed.

Confidential portions of this Exhibit are designated by [*****].

COLOCATION AGREEMENT

CT No.: 02827/19

By this private instrument, on one side,

PAGSEGURO INTERNET S.A., a company headquartered in the city of São Paulo, State of São Paulo, at Avenida Brigadeiro Faria Lima No. 1384, 4th floor – Part A, Jardim Paulistano, Brazil, CEP 01451-001, enrolled with the National Register of Legal Entities of the Ministry of Finance (CNPJ/MF) under No. 08.561.701/0001-01, hereinafter referred to as “CLIENT”, and on the other side,

UOL DIVEO TECNOLOGIA LTDA., a company established at Alameda Barão de Limeira, 425, 1st floor, Campos Elíseos, in the City of São Paulo, State of São Paulo, enrolled with the CNPJ under No. 01.588.770/0001-60, and branches at Avenida Ceci, 1850, in the City of Barueri, State of São Paulo, duly enrolled with the CNPJ under No. 01.588.770/0008-36, at Alameda Glete, 700 – 2nd floor, Campos Elíseos, in the City of São Paulo, State of São Paulo, enrolled with the CNPJ under No. 01.588.770/0011-31 and at Alameda Barão de Limeira, 425 – 2nd floor, Campos Elíseos, in the City of São Paulo, State of São Paulo, enrolled with the CNPJ under No. 01.588.770/0010-50, hereinafter simply referred to as “UOL DIVEO”

have decided to enter into this Colocation Agreement (“Agreement”), pursuant to the following terms and conditions established below.

SECTION ONE - PURPOSE

1.1.    This Agreement has as purpose the contracting of Colocation services by the CLIENT, which includes the assignment of a physical site and of IT infrastructure, pursuant to the conditions described in the Technical and Business Proposal (“Proposal”) and/or in the respective Purchase Order and in the SLA Exhibit, which shall be integral parts of this Agreement, together with Exhibit I – Colocation Technical Specifications and Exhibit II – SLA.

1.1.1.     In the event of any discrepancy or doubt between the terms of this Agreement and the Proposal or any other documents, the Agreement’s term shall prevail.

1.2    In addition to the activities described above, the CLIENT may contract management services, as described in the Proposal and/or the Purchase Order.

1.3    UOL DIVEO is entitled to assign, by mutual agreement with the CLIENT, a new area in its Data Center, with the same conditions of the contracted area, upon previous written notice, at least thirty (30) days in advance.

1.4    Rack powering means:

1.4.1     Powered rack – closed rack to be used in a shared environment, or open rack, to be used in a cage environment or dedicated room, delivered at UOLDIVEO DC, in the respective room, with installed power circuit and switch connected to the PDU.

1.4.2     Unpowered rack – corresponding space and/or closed rack to be used in a shared environment, or open rack, to be used in a cage environment or dedicated room, delivered at UOLDIVEO DC, in the respective room, with installed power circuit, though switch unconnected to the PDU, which shall be formalized under section 2.3 of the agreement. After the rack is delivered and installed, the CLIENT shall have up to 3 months to energize it. After that period, the amount for an unpowered rack as per prices established in the Chart of Section 2.1 below shall be charged.

1.4.3    The space for each rack is 21.5 ft² (2.0 m²).

SECTION TWO – PRICES AND ADJUSTMENT

2.1.    The following prices apply to Colocation:

List of Unit Price [*****]	Tamboré		Glete
[*****]	[*****	]	[*****	]
[*****]	[*****	]	[*****	]
[*****]	[*****	]	[*****	]
[*****]	[*****	]	[*****	]

2.1.1.     In the event of creation, establishment or change of taxes, UOL DIVEO may revise the amounts included in the billing document in order to match such changes.

2.2.    The parties hereby elect IPCA as the monetary adjustment index, applicable to the prices included in the Chart above, taking into account the IPCA variation during the twelve (12) months before the beginning of the service provision. If the index is not available, or if permitted by law or by court order, the official index replacing IPCA shall be applied, or if it does not exist, another index with a monthly variation, calculated on a pro-rata basis, which best reflects the inflationary effects of the national currency.

2.2.1.    If the applicable index has its publication delayed or if it is not published, UOL DIVEO shall issue the invoices using the last published index. Promptly after the subsequent publication of such index, UOL DIVEO shall issue invoices for the payment and/or refund of the difference between the amount previously charged and the amounts actually due.

2.3.    For the purposes hereof, Activation Agreement means the document to be signed by the CLIENT, after the completion of suitability and acceptance tests for the contracted items, and such tests shall be performed together with UOL DIVEO.

2.3.1. The Activation Agreement must be executed by the CLIENT within five (5) days after the availability notice submitted by UOL DIVEO regarding the contracted items, subject to the provisions in section 11.5. If the CLIENT does not execute the Activation Agreement or does not manifest itself to reject the Colocation within the term mentioned above, the activation shall be deemed accepted by the CLIENT.

2.4    If the CLIENT contracts telecommunication services directly from third parties, the CLIENT shall reimburse all incurred expenses to UOL DIVEO for the infrastructure use by the CLIENT.

SECTION THREE – PAYMENT METHOD

3.1.    The CLIENT shall have [*****] to pay the invoices after their issuance date. Such issuance shall always be performed [*****].

[*****]  Confidential information redacted

3.2.    Non-payment at the due date of all and any amounts charged based on this Agreement shall result in [*****].

3.2.1.    Colocation may be interrupted if the default by the CLIENT lasts for [*****] after the due date, and in such case, the Colocation shall not be resumed until all amounts due are fully paid, without prejudice to UOL DIVEO’s right to promptly terminate this Agreement, [*****].

SECTION FOUR – OBLIGATIONS OF THE CLIENT

4.1    Without prejudice to any other obligation provided herein, the CLIENT undertakes:

4.1.1     To provide, in writing, all technical information that may be requested by UOL DIVEO.

4.1.2     Unless the parties agree otherwise, the CLIENT shall be responsible for including in its facilities the entire infrastructure needed in order for UOL DIVEO’s equipment to be installed, according to the specifications to be provided by UOL DIVEO.

4.1.3     To allow the installation of UOL DIVEO’s equipment in the CLIENT’s facilities, whenever applicable.

4.1.4     To execute the Activation Agreement for the contracted items, as soon as the operation starts, as a condition for the start and continuity of the Colocation.

4.1.5     To not sell, bind, pledge, lease or offer as guarantee, or in any way dispose of any equipment, including hardware and software, owned by UOL DIVEO, which shall remain as UOL DIVEO’s property until the end of the contracting period.

4.1.6     To refrain from repairing, modifying or even adding new components or connections, or changing in any way the Data Center installations, as well as the equipment owned by UOL DIVEO, without prior written consent from UOL DIVEO.

4.1.7     To perform all payments due for the contracted items, pursuant to the provisions in this Agreement and the relevant Purchase Orders.

4.1.8     To bear all expenses arising from commuting, accommodations and meals of UOL DIVEO’s technicians to the CLIENT’s facilities, throughout the effectiveness hereof, provided that previously agreed between the parties.

4.1.9    The CLIENT is liable for proper license use within its environment throughout the effectiveness of the Agreement, and it shall be aware of and comply with the rules to use such licenses. Any penalty or fine that may be applied by the licensing company to UOL DIVEO shall be passed on to the CLIENT.

4.1.9.1    If the licensing company notifies UOL DIVEO about carrying out an audit to verify the use of licenses, the CLIENT shall be responsible for taking all necessary measures to comply with the request, and any penalty or fine that may be applied by the licensing company to UOL DIVEO shall be passed on to the CLIENT.

SECTION FIVE – OBLIGATIONS OF UOL DIVEO

5.1    Without prejudice to any other obligations provided herein, UOL DIVEO undertakes:

5.1.1     To provide Colocation as contracted and described in section 1.1.

5.1.2     To bear all expenses arising from labor and social security charges of its employees throughout the effectiveness of this Agreement and the relevant Purchase Order.

5.1.3     To perform preventive and corrective maintenance of items provided by UOL DIVEO.

[*****]  Confidential information redacted

5.1.4     After the installation is completed, to complete all tests together with the technical personnel of the CLIENT for it to execute the Activation Agreement for each Purchase Order.

SECTION SIX – INTERNET USE

6.1.     When applicable, that is, if the Internet provision has been contracted or is available to the CLIENT, the provisions below shall be complied with:

6.1.1.    The CLIENT agrees to (i) comply with all local, domestic and international laws and regulations that govern Internet use; (ii) be aware and comply with the “Use Policy” available at UOL DIVEO’s website (http://www.uoldiveo.com), which prohibits some activities, such as (a) obtaining or trying to obtain unauthorized access to another account, host or network (hacking) and (b) distributing, placing and submitting messages to entities that do not expressly request such messages (also known in the industry as spamming).

6.1.2.     UOL DIVEO reserves the right to, in case any breach to the section above is verified and proved, especially regarding spamming, in case no agreement has been reached with the CLIENT 24 hours after written notice of such, deactivate any items provided thereto, if the problem has not been solved, UOL DIVEO may promptly interrupt the associated services, and the CLIENT must maintain all obligations related to this Agreement, including the payment obligations, subject to the sanctions provided in section 3.2.1.

6.1.3.    The CLIENT is aware that the Internet is not owned by UOL DIVEO and that it is not operated, managed nor in any form affiliated to UOL DIVEO. Thus, all the content, services, information and other material that may be offered, made available or accessed through the Internet are provided solely by third parties not affiliated to UOL DIVEO.

6.1.4.    The Internet use by the CLIENT, by the CLIENT’s clients or by any other authorized user is the sole responsibility of such user and he/she shall be subject to all applicable laws and regulations. UOL DIVEO does not guarantee uninterrupted or flawless Internet access, or that any information, software or other material that may be accessed through the Internet is free of virus, harmful code, worms or any other harmful components.

6.1.5.    The CLIENT also understands that the Internet includes materials that have not been edited, some of which are sexually explicit or may be offensive to some people, and that the CLIENT’s access to such material is its sole responsibility. UOL DIVEO cannot control and has no liability over such materials.

6.1.6.    If the CLIENT contracts firewall items, with the purpose of mitigating the CLIENT’s risks when accessing the Internet, UOL DIVEO shall not be liable for any issues that the CLIENT may experience with hacking, and the CLIENT is aware that hacking may occur within the company’s own environment, and UOL DIVEO does not provide any type of security for such type of hacking, except if exclusively caused by UOL DIVEO’s employees.

6.1.6.1.     The application of security filters shall be performed, at all times, from the external to the internal environment (external meaning the Internet), and the reverse way is not applicable. Thus, if the CLIENT is performing acts breaching the Acceptable Use Policy, UOL DIVEO may apply penalties also provided in agreement.

SECTION SEVEN – EFFECTIVENESS AND TERMINATION

7.1.     This agreement shall become effective on July 1st, 2019 and remain in force for the period of five (5) years. It may be renewed for an additional period of three (3) years if the CLIENT chooses so.

7.1.1.    If the CLIENT terminates it prior to execution of the Activation Agreement, or within forty-eight (48) hours after the notice of availability of the items contracted by UOL DIVEO, the latter shall bear all installation costs associated to the Colocation.

7.2.    This Agreement may be immediately terminated by any of the parties, with cause, in the following events:

(a)    if the other party breaches any clauses or conditions established herein and does not remedy such default within thirty (30) days after the date such party receives written notice from the aggrieved party;

(b)    if the other party files for bankruptcy or judicial or extrajudicial reorganization; or

(c)    by force majeure or Act of God, pursuant to the Civil Code.

7.2.1.    Regardless of the time left to remedy the default, provided in item a of section 7.2, in the event of breach of section 3.2.1 hereof or in the event of breach of any provision or law by any regulatory agency or governmental authority, the party may promptly terminate this Agreement, without prejudice to the application of a contractual fine, as provided below.

7.3.     The CLIENT may also terminate this Agreement, without any fine, if the services subject matter hereof present an availability index lower than the one provided in EXHIBIT II, for three (3) times within a period of twelve (12) months, by the sole and proven fault of UOL DIVEO.

SECTION EIGHT - ASSIGNMENT

8.1.    The Parties may partially or fully assign and transfer this Agreement, upon prior written communication to the other Party. In the event of corporate reorganization by any of the Parties, within the modalities provided by the applicable corporate law, the successor must subrogate all rights and obligations undertaken herein.

SECTION NINE - CONFIDENTIALITY

9.1.    The parties agree that all information provided by the other party in order to deliver this Agreement shall be deemed confidential (“Confidential Information”) and shall continue to be the sole and exclusive property of the disclosing party (Disclosing Party).

9.2.    None of the parties may disclose the Confidential Information to any person without the prior written consent from the Disclosing Party, except to its employees, contractors or suppliers and/or affiliates who need to know such information for the accurate performance of this Agreement, and they must agree with the terms established herein.

9.3.    The obligations of this section shall survive for a period of two (2) years after the end or termination of this Agreement.

9.4.    The provisions provided in this Section are not applicable to any Confidential Information that: (i) is already known by the Receiving Party on the date the information was disclosed by the Disclosing Party; (ii) is under public domain without any breach by the Receiving Party of the obligations undertaken herein; (iii) is disclosed to the Receiving Party without any restrictions by a third party with legal consent to perform such disclosure; (iv) is independently developed by the Receiving Party; (v) is disclosed due to a law requirement or court order.

9.5    UOL DIVEO may use the CLIENT’s name and trademark in merchandise material and/or at UOL DIVEO’s website (www.uoldiveo.com), provided that the material has been previously approved by the CLIENT.

9.6.    Upon mutual agreement between the CLIENT and UOL DIVEO, UOL DIVEO’s “Electronic Seal”, established below, shall be disclosed at the bottom of the CLIENT’s website, in visible form throughout the whole time someone accesses the website.

9.6.1     The Electronic Seal is a material created by UOL DIVEO to publicly disclose the Colocation on the CLIENT’s website at UOL DIVEO’s Data Center.

9.6.2     UOL DIVEO shall make its Electronic Seal available to the CLIENT, and the CLIENT must submit to UOL DIVEO, for prior approval before the disclosure, the final layout of its webpage with the Electronic Seal included in it.

9.6.3 In the event of termination of the Agreement, regardless of the reason, or upon written request by UOL DIVEO and for any reason, the CLIENT must delete the Electronic Seal from its website within twenty-four (24) hours from the end of the Agreement or the request.

9.6.4 It is expressly prohibited to perform any changes to the content, size, format or characteristics of the Electronic Seal without the prior and express authorization from UOL DIVEO. The Electronic Seal is and shall remain a property of UOL DIVEO.

SECTION TEN - LIABILITY

10.1.    In the event that any of the availability levels is not complied with, as described in Exhibit I, due to UOL DIVEO’s proven fault, exceeding the minimum availability period, the CLIENT shall be entitled to a credit on the month subsequent to the interruption, as compensation.

10.2.    None of the parties shall bear the costs of indemnification related to losses and damages, loss of profits and/or direct damages incurred by virtue of this Agreement, in an amount over the sum of the twelve (12) monthly fees before the triggering fact.

10.3.    The parties represent and warrant that no equipment used by them under this Agreement violates any patent, copyright, trade secret or any other property rights, including intellectual rights, of the other party or any third party, and it shall not interfere with the operation of UOL DIVEO’s equipment or resources.

10.4.    The parties represent and warrant that they acknowledge, agree and shall comply with all laws, rules and regulations applicable to this Purchase Order/Agreement, and to the activities to be performed by them hereunder.

10.5.    UOL DIVEO shall solely bear all labor, social security, tax and occupational insurance obligations that may arise from the employment bond between UOL DIVEO and its employees, agents or any other professionals assigned to work on the Colocation and other contracted items.

SECTION ELEVEN – DATA AND INFORMATION PROTECTION

11.1    The information provided by the CLIENT for the performance of this Agreement – which may include, without limitation, customer or third-party information – may only be stored by UOL DIVEO in encrypted form, pursuant to applicable legislation. Data made available to UOL DIVEO is solely and exclusively aimed at the provision of services subject matter of this Agreement, and under no circumstance UOL DIVEO may change such purpose without express and written instruction from the CLIENT, subject to liability for damages and indemnification.

11.1.1    UOL DIVEO shall promptly notify by writing the CLIENT in the event of any (i) violation to the information security procedures; (ii) unauthorized access or change, disclosure or use of data provided by the CLIENT. Such notice shall include measures taken or set forth by UOL DIVEO to remedy the situation. If a security breach is verified, UOL DIVEO must immediately track and/or retrace the steps up to the breach and remedy it.

11.2    UOL DIVEO acknowledges that the unauthorized disclosure of data provided by the CLIENT may result in irreparable damages and that, in the event of violation or threat of violation of any such obligations, UOL DIVEO shall be liable for the damages and indemnification of any type – caused to the CLIENT and/or third parties – arising from the use of such data without compliance with the terms provided herein.

11.3    UOL DIVEO represents to acknowledge and agree with the CLIENT’s Privacy Policy, which is available at: https://sobrePAGSEGURO.noticias.PAGSEGURO.com.br/normas-de-seguranca-e-privacidade.html.

SECTION TWELVE – FIGHT AND PREVENTION AGAINST CORRUPTION AND MONEY LAUNDERING

12.1.    UOL DIVEO represents, on its behalf and on behalf of its Representatives, as defined below, that it acts in compliance with all laws, regulations, guidelines, policies and any other provisions related to fighting and preventing corruption and money laundering, including, but not limited to: (i) applicable Brazilian law, (ii) Foreign Corrupt Practices Act (FCPA), (iii) international conventions and pacts to which Brazil is a party, and (iv) the CLIENT’s guidelines and policies.

12.1.1.     Representatives. For the purposes of this Section, “Representatives” are all persons who are a part of its economic groups, partners, managers, officers, directors, business partners, attorneys-in-fact, advisors, consultants, employees, agents, contractors or any other third parties directly or indirectly related to UOL DIVEO, as well as any individual or legal entity, including those that directly or indirectly exercise control over such legal entity, as well as its parent companies, subsidiaries, affiliates and companies under common control, pursuant to Law No. 6.404/1976.

12.1.2.     UOL DIVEO represents to acknowledge all of the CLIENT’s policies associated to fighting and preventing corruption and money laundering and that it has not performed nor will perform any acts or practices that directly or indirectly involve the offer, promise, bribery, extortion, authorization, solicitation, acceptance, payment, delivery or any other act related to undue pecuniary advantage or any other unlawful advantage violating the laws provided above or any other applicable law.

12.1.3.     UOL DIVEO undertakes to inform about and to perform trainings with all of its Representatives on the provisions of this Section and regarding anti-corruption and anti-money laundering practices, and also to implement, if it has not implemented before, policies, guidelines and rules conforming to the practices established herein.

12.1.4.     UOL DIVEO undertakes to notify the CLIENT if any of its Representatives have already exercised or currently exercise any role as Public Authority, as defined below, as well as to disclose all family relationships or close personal relationships of its Representatives with any Public Authority.

12.1.5.     Public Authority. For the purposes hereof, “Public Authority” means, without limitation, any person, agent, employee or contractor exercising activities in departments, institutions, associations, entities or bodies of the direct or indirect public administration, as well as any employee, family member, relative or personal close relationships.

12.1.6.     Non-compliance with the provisions herein established by UOL DIVEO or by its Representatives shall be considered a critical breach and may result in the contractual termination by the CLIENT, which may, at its sole discretion, promptly suspend compliance with its obligations hereunder. The violation of this Section, by UOL DIVEO or its Representatives, also results in the obligation of indemnifying the CLIENT for any losses and damages.

12.1.7.     UOL DIVEO agrees that the CLIENT may, at its sole discretion, audit UOL DIVEO regarding any information and/or document, with the purpose of monitoring compliance with the provisions established in this Section. Such audit may be carried out by the CLIENT or by a third party assigned and paid by the CLIENT, and UOL DIVEO must, at all times, ensure wide and full access to all associated documents.

12.1.8.     UOL DIVEO undertakes to promptly notify the CLIENT in the event of any breach, or suspicion of breach, or any irregular situation that may arise against the CLIENT’s internal conducts and policies, as well as the Brazilian legislation with regard to fighting and preventing money laundering and corruption, and international conventions and agreements which govern the matter.

SECTION 13 – ANTI-CORRUPTION

13.1     The Parties and their officers, directors, employees, and/or representatives and attorneys-in-fact undertake to comply with the Brazilian laws and faithfully undertake to not exercise any act, which may be directly or indirectly framed as corruption or harmful act against the national or foreign public administration, pursuant to article 5 of Brazilian Federal Law No. 12,846/2013, such as offering undue payments and/or promises, rewards, prizes or any other direct or indirect advantage to public agents, employees of the State under any branch, political parties and their employees, as well as agents or employees of foreign public administration. The violation of any Anti-corruption Law by the Party shall be considered a critical breach and entitles the other Party to immediate contractual termination.

13.2     The Party shall not be liable for any actions and/or omissions of any type, losses and damages, loss of profits resulted from or related to the violation of any anti-corruption laws by the breaching Party, including its officers, directors, employees and/or representatives.

13.3     The breaching party shall indemnify and hold the other Party and/or its officers, directors, employees and/or representatives harmless from any loss, claim, fine, costs or any expense incurred by the Party arising from any breach provided in this Section or any Anti-corruption Laws.

13.4    Without prejudice to the applicable legal measures, both Parties acknowledge and agree that they shall provide all relevant data and information when requested by the competent authorities, in the event any procedure is instated with the purpose of assessing violations of anti-corruption laws applicable to this Agreement.

SECTION FIFTEEN – BACEN

15.1    It is hereby agreed between the Parties that PAGSEGURO may amend or terminate the Agreement, without any lien, fine or penalty, upon simple notice to UOL DIVEO, with the purpose of adjusting this instrument to industry rules, mainly, but not limited to, the rules established by the Brazilian Central Bank - BACEN.

SECTION SIXTEEN – GENERAL PROVISIONS

16.1.     The parties hereby acknowledge that the voidness or invalidity of any of the contractual clauses shall not change the effectiveness of the other clauses and the agreement.

16.2.     The forbearance, by any of the parties, to any non-compliance with the conditions herein established shall represent simple liberality, and it shall not constitute contractual novation or waiver of any rights and it may be exercised by the aggrieved party at any time.

16.3.     This Agreement may not be changed, except by written amendment executed by both parties.

16.4.     Under no circumstance will this contract give the right to a party to represent the other one before any third party.

16.5.     All notices required hereunder shall be delivered in hands, upon receipt protocol or submitted by registered mail to the addresses the parties specified in the Purchase Order, or to any other address specified by one party to the other in writing.

16.6.     The parties may not be held liable for non-compliance with its obligations hereunder in the event of force majeure or acts of God that may temporarily or permanently hinder compliance with any such obligations, pursuant to article 393 of the Brazilian Civil Code. The party who intends to take advantage of the exemption provided in this Section must promptly notify the other party, by writing, of the occurrence of the act of God or force majeure, also informing the estimated duration of such event.

16.7.     The CLIENT represents that the attorneys-in-fact and/or legal representatives executing this instrument are duly empowered pursuant to the respective Bylaws /Articles of Association to undertake all obligations herein provided.

16.8.     This instrument contains the entire agreement between the Parties in connection with its subject matter and replaces and supersedes any previous agreements or contracts with the same purpose. The parties grant full and general release on any previous trade relationship before this Agreement.

16.9.     This instrument voids and supersedes the Colocation Agreement executed between the Parties on 01/01/2017.

16.10.     This Agreement shall be governed by the Brazilian law.

SECTION SEVENTEEN - VENUE

17.1.     The parties hereby elect the courts of the judicial district of São Paulo/SP, to settle any disputes arising out hereof.

IN WITNESS WHEREOF, the Parties have executed this Agreement in two (2) counterparts in the same form and content, together with two witnesses whose names are identified in the relevant Purchase Order.

São Paulo, July 01, 2019.

UOL DIVEO TECNOLOGIA LTDA.

/s/ Marcelo Moojen Epperlein
Name:	Marcelo Moojen Epperlein
CFO – UOL DIVEO
CPF: 083.234.718-35
ID No.:

/s/ Rogildo Torquato Landim
Name:	Rogildo Torquato Landim
CEO – UOL DIVEO
ID No. (RG) 15.215.531-4

PAGSEGURO INTERNET S.A.

/s/ Marcio Drumond Araujo
Name:	Márcio Drumond Araújo
ID No.

/s/ Renato Bertozzo Duarte
Name:	Renato Bertozzo Duarte
CPF:	212.549.598-82
ID No.

/s/ Artur Gaulke Schunck
Artur Gaulke Schunck
Financial Officer
CPF:	810.895.970-53

WITNESSES:

/s/ Raphael Bittencourt [illegible]
Name:	Raphael Bittencourt [illegible]
ID No.:	020.523.136-1

EXHIBIT I – TECHNICAL SPECIFICATION FOR COLOCATION SERVICES

1.     UOL DIVEO shall provide access to the DC internal areas with an activated electronic badge per person. The badge belongs to UOL DIVEO and shall be returned upon the end of visitation.

2.     In the event of loss, robbery, theft of or damage to the electronic badge, it shall be immediately notified to the security department of UOL DIVEO, so that such badge is deactivated. UOL DIVEO is not liable for any misuse of the badge, including in relation to the undue access to the equipment of the CLIENT and other contractors. The replacement of the badge shall cost one hundred Reais (R$ 100.00).

3.     The CLIENT shall notify UOL DIVEO about any material addition or removal of equipment (i.e. racks). Installations and removals shall be approved and coordinated by local management of UOL DIVEO.

Space Specifications

4.     The CLIENT shall not hold at risk the Colocation Service nor damage the property of other colocation CLIENTS, UOL DIVEO, the landlord or any other third party or other parties in any form.

5.     The CLIENT shall take all due precautions in order to protect the common property of UOL DIVEO and the landlord, in addition to other equipment nearby that belongs to other clients or to third parties. Precautions include protecting the floor, walls, telecommunication equipment while in movement and to notify UOL DIVEO on any major equipment reorganization, drillings, etc.

6.     The CLIENT shall comply with the good maintenance practices. All waste shall be daily disposed at the cost of the CLIENT. Any waste or empty box not disposed by the CLIENT is subject to removal by UOL DIVEO and any associated charge shall be borne by the CLIENT.

7.     No other items may be stored outside the rack’s assigned space. A minimum of 2.5 ft (75 cm) of free space must be maintained in the front and back of the equipment.

8.     Fuel or hazardous material cannot be stored at the site.

9.     All equipment must be installed within the area assigned to the rack or desk.

10.     Cabling between the racks within the CLIENT’s area, as well as the patch cords (cable connecting the connection panels to the CLIENT’s equipment), must be provided by the CLIENT.

11.     The CLIENT is responsible for connecting the cables for power and DC signal in the Equipment.

12.     The CLIENT shall follow the regular standards set by the telecommunication industry regarding the installation and removal of equipment in a central office environment. UOL DIVEO’s standards must be complied when connecting the cables for the interface with UOL DIVEO. All installations are subject to UOL DIVEO’s approval.

13.     The permanent use of extension cords is not allowed.

14.     All local, state and federal laws shall be complied with. Local requirements related to workers’ union, especially regarding AC electrical work, must also be observed. The general maintenance rules of the building must also be complied with.

15.     The CLIENT shall follow UOL DIVEO’s access procedures, in addition to the procedures required by the owner of Tamboré Data Center. The CLIENT must coordinate its entrance through the client dashboard or the Service Desk.

16.     Visitations are electronically monitored, pursuant to applicable law in force.

17.     Access to the colocation area shall occur upon satisfaction of all security norms, namely:

(c1) prior registration of name and identification document that shall be checked at the visitation;

(c2) registration of fingerprint at the reception and delivery of the badge and,

(c3) presentation and use of valid electronic badge delivered to the CLIENT.

18.     The CLIENT undertakes to notify, in writing, UOL DIVEO on the full identification information of new personnel with authorized access to the colocation area, as well as the removal of any persons.

19.     UOL DIVEO reserves the right to, without prior consent from the CLIENT, although recorded, to provide access to UOL DIVEO’s technicians for security inspections and assessment of compliance with the contractual clauses.

20.     If UOL DIVEO notifies the CLIENT in writing about any violation to the rules above established, or about any other unsafe practice or situation, the CLIENT must remedy the issue within twenty-four (24) hours or provide a written plan to solve the issue in a way that is satisfactory for UOL DIVEO and with a proposed end date. UOL DIVEO may grant, at its sole discretion, additional time. If the problem is not remedied within three days or within the agreed period, whichever is the longest, UOL DIVEO shall have the choice to (i) remedy the problem with all costs borne by the CLIENT, or (ii) terminate the applicable Purchase Order/Agreement and cut the power and connections of the CLIENT’s equipment.

21.     Extreme security violations or conditions that pose immediate threat to the security of UOL DIVEO’s employees or the public security, interfering in the performance of service obligations of UOL DIVEO or that pose immediate threat to the physical integrity of UOL DIVEO’s facilities, shall be subject to immediate remedy by UOL DIVEO without previous notice to the CLIENT. UOL DIVEO shall not be liable for taking the necessary measures with the specific purpose of remedying such violations or conditions, including, but not limited to, any damage to the equipment or any interruption to the Colocation Service. Remedies carried out by UOL DIVEO arising from breaches by the CLIENT shall have all expenses borne by the CLIENT and shall be billed to the CLIENT under UOL DIVEO’s fees in force at the time.

22.     EMERGENCY CONTACT / EQUIPMENT RE-LOCALIZATION: UOL DIVEO shall be entitled to access any Space, at any time, with the purpose of inspection. The CLIENT shall provide UOL DIVEO with a phone number through which UOL DIVEO may reach the CLIENT 24/7, with the purpose of notifying and solving any issues related to each Colocation Purchase Order. The CLIENT shall also provide such number somewhere visible on the installed Equipment at the Space.

23.     UOL DIVEO also reserves the right to require, at any time during the Term of the Colocation Service of any Space, or during any period of renewal, the CLIENT to move the Equipment to another Space at the same Location, with similar environmental conditions and accessibility to the Equipment, provided that upon prior written notice, thirty (30) days in advance. In case of emergency, such notice term may be reduced to a shorter period that may be reasonable under the circumstances.

24.     CONDUCT IN LOCATION AND SPACE: The CLIENT shall comply with all basic conduct rules established by UOL DIVEO and by any holder or owner of each Location or Space. Such rules include, without limitation, the prohibition to smoke in the Space and Location. Also, the CLIENT is required to maintain each Site and Space in proper clean and safe conditions, which includes, without limitation, keeping all hazardous material, hazardous waste and/or pollutants duly stored or disposed, in any place at any Space or in any Site.

25.     Any material that is not IT equipment or tools to install the equipment shall not enter the Data Center environment. Other materials must be kept in lockers at the reception.

EXHIBIT II – Colocation Service Level Guarantees

1.    UOL DIVEO shall maintain a minimum monthly Colocation availability of [*****]%.

2.    Minimum Colocation availability means the assessed availability of: electrical power, air-conditioning and security, in the period of one (1) month.

2.1     For purposes of measuring this SLA, the regular supply levels are:

a)     Electrical Power:

i)     In the available spaces, the voltage shall be 208V, with a maximum variation of +/- 20V and the frequency of 60 Hz, with a maximum variation of +/- 3Hz. For variations above the specifications for acceptable periods, it is hereby established as acceptable limits the CBEMA/ITIC curve with its tolerance limits.

ii)     The supply of electrical power in alternating current shall be made through two different lines or circuits. In order to benefit from the redundancy and, therefore, the minimum availability of the Colocation services (SLA), the CLIENT must provide equipment with at least two power sources covering active redundancy. Thus, when a line or a variation of the parameters is off, the SLA is not breached.

(b)     Air-conditioning:

i)     The temperature at the racks’ environment shall be 22°C, with a maximum variation of +3°C and -5°C (average measurements in cold aisle 4 ft (1.2 m) from the floor).

ii)     Relative air humidity in the racks’ environment shall be 50%, with a maximum variation of +20% and -15% (average measurements in cold aisle 4 ft (1.2 m) from the floor).

(c)     Security:

i)     The environment shall be monitored 24/7/365 through a camera surveillance system and the images shall be stored for ninety (90) days.

ii)     The Data Center environment, when cage is contracted, shall be provided with a system with magnetic closed access control and opening device that works with electronic badge and biometry, and access information shall be stored for 6 months.

3.    The supply of electrical power in alternating current shall be made through two different lines or circuits. In order to benefit from the redundancy and, therefore, the minimum availability of the Colocation services, the CLIENT must provide equipment with at least two power sources covering active redundancy.

4.    If the Service Levels specified in the sub-items below are not fulfilled, UOL DIVEO shall bear the penalties, as shown in the chart below:

Actual Availability of Monthly Service	Monthly Bill Credit Percentage
From [*****]% to [*****]%	[*****] monthly fee
From [*****]% to [*****]%	[*****] monthly fee
From [*****]% to [*****]%	[*****] monthly fee
From [*****]% to [*****]%	[*****] monthly fee
Under [*****]%	[*****] monthly fee

[*****]  Confidential information redacted

5.    SLA credits shall not be granted in the following cases:

5.1     Scheduled Maintenance. Interruptions scheduled by UOL DIVEO with purposes of preventive and/or remedial maintenance of the services established herein. “Schedule Maintenance” is deemed as maintenance notified to the CLIENT by e-mail, telephone or other communication means, forty-eight (48) hours in advance, between 02:00 and 06:00 AM.

5.2     Power or network unavailability due to Scheduled Maintenance or any unavailability resulting from the circuits, infrastructure, applications or equipment owned by the CLIENT or any use or user authorized by the CLIENT, or interruptions scheduled by the CLIENT.

5.4     When the CLIENT prevents UOL DIVEO from having access to where the equipment is located, for any reason, thus, delaying the performance of the services.

6.    Whenever there is unavailability, UOL DIVEO must grant the discount within 2 months after the accident, in the subsequent invoices.

7.    UOL DIVEO shall grant the CLIENT, through official contact or through the administrative website provided to the CLIENT, with a monthly analytical report listing all unavailabilities that constitute a breach to this SLA and scheduled maintenances informing the subject matter of such, when it started, when it ended, how long did each unavailability lasted for, as well as the consolidation of the SLA achievement and the penalties applicable up to the fifth (5th) business day from the month subsequent to the analyzed period.

8.    The CLIENT, at its sole discretion, may terminate the agreement if UOL DIVEO breaches this SLA three (3) times within a 12-month period.

UOL Diveo

PAGSEGURO INTERNET LTDA

TECHNICAL PROPOSAL

COLOCATION

Introduction

São Paulo, July 25, 2019

Reference to UOL Diveo Proposal OPT 19/27357-C

Attn: Mr. Raphael Bittencourt Simões Costa

As an answer to your request, we hereby submit a proposal of integrated solution for technology and services to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Jhones Fraga
Jhones Fraga

Solution Architect

Confidentiality

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOL DIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOL DIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOL DIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOL DIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Colocation

This proposal covers the services solution managed by UOL DIVEO, named Colocation, which is defined by the provision of hosting infrastructure for EQUIPMENT (servers, security and connectivity equipment, among others) and SOFTWARE (Operating Systems, Databases, Applications, among others) provided and made available by PAGSEGURO INTERNET LTDA.

PAGSEGURO INTERNET LTDA’s environment shall benefit from:

•	Internet broadband access through UOL DIVEO’s IP Backbone with high availability and capacity (whenever applicable);

•	Redundant Power Supply: with redundant generators, independent UPS and feeding through more than one electrical substation;

•	High-precision and redundant air-conditioning system;

•	Building Automation System;

•	Physical Security through cameras, intrusion detection sensor system, access control systems, etc.;

•	Fire detection and prevention system;

•	Raised floor;

•	Follow-up on service levels, alarms and access features to the Environment through safe website (UOL DIVEO’s Client Dashboard)

Summarized Proposal:

Data Center: Tamboré

Colocation

•	19 X Colocation infrastructure in Powered Rack (allowance from 3.1 to 5kW), being:

•	17 Racks delivered in room 2.2 (Cage 04);

•	2 Racks delivered outside Cage environment, being Racks E34 and F02.

•	15 X Colocation infrastructure in Powered Rack (allowance from 5.1 to 8kW), being:

•	15 Racks delivered in room 2.2 (Cage 01).

Connectivity:

•	Local cross connection, between cages (1 in Fiber and 1 in UTP).

Power:

•	Installation of 4 30A circuit breakers per Rack for 5 server Racks with the supply of a 24-outlet power strip per circuit;

•	Installation of 4 30A circuit breakers for 3 Exadata and Storage Racks with the supply of a 24-outlet power strip per circuit;

•	Installation of 2 30A circuit breakers per Rack for 2 Telecom Racks with the supply of a 24-outlet power strip per circuit.

Cabling:

•	Installation of 2 OM3 12-fiber multimode MPO cables from each of the two Telecom Racks to 7 Racks (5 server racks and 2 special future racks), with a total of 28 OM3 multimode MPO cables;

•	Installation of 5 OM3 12-fiber multimode MPO cables from each of the two Telecom Racks to 3 special Racks, with a total of 30 OM3 multimode MPO cables;

•	Installation of 16 OM3 12-fiber multimode MPO cables connecting the two Telecom Racks;

•	All MPO cables ending with DIO at the top of the 12-fiber Racks;

•	Installation of 24 cat6 UTP cables in each of the two Telecom Racks all the way to the Meet-me Room, with a total of 48 cables connecting the cage to the Meet-me Room;

•

Installation of 12 pairs of LC/PC OM3 multimode fibers in each of the two Telecom Racks all the way to the Meet-me Room, with a total of 24 pairs of LC/PC OM3 multimode fibers connecting the cage to the Meet-me Room.

Racks:

•	Provision and installation of 5 600 x 1200 x 48U APC AR3307 Racks – Delivery time: 60 days;

•	Provision and installation of 2 800 x 1200 x 48U APC Racks – Delivery time: 60 days.

Cage:

•	Cage closing the whole perimeter.

Access Control and CCTV:

•	Provision and installation of 4 exclusive cameras with the capacity to record 90 days and one biometric access control at the entrance and badge reader at the exit.

Cage Layout:

[*****]

[*****]  Confidential information redacted

General Provisions

•

Installation term: Infrastructure has already been provided. If there are any items to be delivered, they shall be installed within 45 calendar days, except for the network equipment, which may take up to 60 days from the official contact of UOL Diveo’s Project Manager;

•	PAGSEGURO INTERNET LTDA shall be responsible for the architecture of its environment, as well as for the tower-to-rack equipment conversion, if needed;

•

The Change testing shall only be performed after the client provides or contracts a testing or homologation environment. If such environment is not provided, the change shall be implemented directly in the production environment.

•

Both the racks’ internal cabling and the assembly and connection of servers, as well as other equipment in the environment, are not encompassed herein and shall be fully incumbent upon the contracting party;

•	PAGSEGURO INTERNET LTDA shall be responsible for purchasing, setting and managing the servers, equipment and software to be hosted at the UOL Diveo’s IDC;

•	If PAGSEGURO INTERNET LTDA uses a larger location than the one offered to host its equipment, UOL Diveo is entitled to charge for the relevant additional amount;

•

Regarding connectivity, all necessary communication links (except for the IDC Internet broadband access) shall be contracted and managed by PAGSEGURO INTERNET LTDA, and UOL Diveo is responsible for the cross connection (cabling) between the providers room, where the providers’ DGs, with Point of Service at the IDC, and the DG located in the area for PAGSEGURO INTERNET LTDA’s equipment. The cross connection needs must be specified by PAGSEGURO INTERNET LTDA in order to be provided by UOL Diveo. Once the cross connection needs are established, PAGSEGURO INTERNET LTDA is subject to additional charges associated to the cross connections;

•	Changes requested by PAGSEGURO INTERNET LTDA in the initial scope of the project may result in additional cost. Such cost may be fully passed on, at UOL Diveo’s discretion;

This Proposal is governed by COLOCATION AGREEMENT No. CT: 02827/19, entered into between the Parties as of July 1st, 2019.

Infrastructure: UOL DIVEO Tamboré Data Center

General Features:

•	UOL Diveo Data Center is located in Tamboré at Avenida Ceci, 1850. Within the methodology created by UOL DIVEO, the following criteria were used to establish the Data Center’s location:

•	Geographical Location:

•	Close to major roads of the State of São Paulo, easy to access. Region with high-availability and high-reliability power grids. Close to Major Corporate Districts; close to Industrial Zones.

•	Features of the Location:

•	Possibility of Expansion; Parking Lot; Outdoor Space; Car Access; Security.

•	Public Services:

•	Power; Redundant Power Supply; Fiber Redundancy.

•	Physical Location:

•	UOL DIVEO’s Data Center is 182,986 ft² (17,000 m²) with full capacity of up to 4,000 racks.

Redundant Power System:

•

The Data Center is located at Condomínio W. T. Technology Park and it is supplied by two high-reliability Eletropaulo (State power concessionaire) Power Grids. Both 88 kV grids are supplied by the Transmission Transformer Stations: Edgar de Souza and Pirituba.

•

Any failure in the power supply by the concessionaire will not result in any inconvenience for the clients, since the Data Center has generators, which are set to N+1, ensuring power supply regardless of duration of the concessionaire’s power supply flaw or shortage, because it has fuel tanks of over 47,550 gallons (180,000 liters) of Diesel, ensuring autonomy for 3 days without the need of refueling.

•

The Data Center has a set of UPS that automatically takes over the charge during power supply failure until the start of the generator engine groups. Within no more than 2 minutes, the generators start working to re-establish power in alternating current.

•

The set of non-stop power supply is comprised by four (4) independent systems, and each system has three UPS with a parallel redundant connection, with a total of 12 MVA, and power banks that allow use in its maximum capacity, around fifteen minutes.

•	It also has two independent rotary UPS system, with actual installed power of 3.4 MVA, and it may reach three systems with full capacity of 10.2 MVA

•

The architecture of the power system supplies for the clients’ racks two independent lines or sources of power stabilized in 208 VAC, coming from different sets of UPS, shielded terminal bars and power distribution panels, ensuring reliability and redundancy.

Redundant air-conditioning system:

•

Tamboré Data Center’s air-conditioning system is comprised by chillers set at N+1. The chillers are responsible for the “production of cold water”, which flows around the whole building, through special thermal-insulated pipes, moving cold water throughout all fancoils located in technical areas and offices, ensuring the proper acclimatization (temperature and humidity).

•

Fancoils are cutting-edge high-precision equipment, equipped with microprocessors keeping the room temperature around 71°F (22 ºC / ±3 ºC), and it also controls the air relative humidity, keeping it at 50% (±15%), through a heating and humidification system. The airflow distribution is made under the raised floor, through strategically-distributed diffusers, ensuring uniform distribution and temperature.

•	All technical rooms have adopted the N+1 redundancy concept to all infrastructure equipment, so there is always a spare air conditioner, all set to operate in the event of failure or maintenance.

•	The racks’ organization, whether they are free or in cages, must follow the organization hot aisle, cold aisle for better efficiency of the air-conditioning system.

Fire detection and prevention system:

•

The Data Center is equipped with a cutting-edge fire alarm system operated by highly qualified personnel trained to respond to fire incidents. If a fire starts, the whole system is triggered by advanced sensors, named VESDA (Very Early Smoke Detection Alarm), which can sense small amounts of smoke.

[Caption:

Corredor Frio: Cold Aisle

Corredor Quente: Hot Aisle

Insuflamento pelo piso – ar frio: Floor airflow – cold air]

•	The detection system is supplemented by ionic smoke detectors installed in the environment and under the raised floor.

•	Fire fighting is performed in second instance, reducing the oxygen level of the environment with inert gas, called Inergen, which has ecological properties that do not harm equipment, or people.

•

If the fire is not extinguished by Inergen, there is also a dry piping system, manual fire extinguishers and supplementary hydrants, with the purpose of extinguishing the fire source in the zone, preventing any disturbance in the other operating rooms.

Waste:

•

UOL DIVEO, seeking the adoption of actions to contribute to environmental preservation, upon the occurrence of mobilization and/or maintenance and/or demobilization inside Data Centers, disposes of all unusable waste from cabling owned thereby, by the client or third parties in a sustainable way.

Physical Security:

•

UOL DIVEO Data Center has duly qualified and trained security agents 24/7, 365 days a year. The shielded security booths are strategically located within the area of UOL DIVEO Data Center. All internal and external areas of UOL DIVEO Data Center are monitored by high-resolution cameras that are part of the television closed circuit, digitally recording images that are kept for up to 90 days.

•

Everyone who enters the Data Center facilities is registered in the access control system. Access to any area of the Data Center is controlled by access devices that include two authentication levels – badge + password, and biometry (when applicable). Only authorized personnel will be able to access the area where their equipment is located.

•	All environments of the Data Center are separated and the access to them is protected by authentication through badge and password.

•	Motion detectors also warn security agents if UOL DIVEO’s personnel or clients are outside their assigned areas.

Monitoring Center:

•

The behavior of the Backbone and the whole services structure is constantly controlled by an alarm operation and monitoring center, called Command Center. This operation center has a highly-qualified technical team for the operation of several monitoring tools, specially established for each procedure or activity, such as hardware monitoring, measurement of band usage, device access testing, etc.

Exhibit - SLA (Service Level Agreements):

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect. All of UOL DIVEO’s infrastructure equipment is implemented with redundancy in order to obtain the best availability possible.

We work with the following annual availability indexes, monthly assessed for credit purposes:

•	[*****]% of infrastructure availability time (including Internet provision in the Data Center (as applicable));

[*****]  Confidential information redacted

The following Mean Time to Recovery (MTTR) shall be considered:

Type of Impact	Severity	MTTR

•   Availability of services is fully impacted (totally unavailable);

•   All or most of the users cannot operate;

•   Risk of physical security loss in the Data Center environment;

•   Detection of attack or intrusion in the environment*

•   Risk of fraud or breach of confidential information*.

	P1	4 hours

•   Availability of services is partially impacted;

•   A large group of users is experiencing operating difficulties;

•   Client’s environment is degraded or has intermittent drops;

•   Link access is partially unavailable*.

	P2	12 hours

• Degradation of services, without unavailability (bad quality); • Few users facing issues to operate or check information; • A group of clients cannot use a non-critical feature.	P3	24 hours

• Non-critical technical support requests; • Non-critical or non-strategical information request; • Request of any reports for query.	P4	96 hours

*	As applicable

Other information related to the SLA are included in the Service Level Exhibit, an integral part hereof.

São Paulo, July 25, 2019

Docusigned by:
/s/ Wagner Chagas Feder
PAGSEGURO INTERNET LTDA

Docusigned by:
/s/ Artur Gaulke Schunck
PAGSEGURO INTERNET LTDA

Docusigned by:
/s/ Marcelo Moojen Epperlein
UOL DIVEO TECNOLOGIA LTDA

Docusigned by:
/s/ Cleyton de Almeida Ferreira
UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

Docusigned by:
/s/ Marcio Drumond Araujo
Name:
ID:

Docusigned by:
/s/ Daniela Teresinha Nogueira
Name:
ID:

UOL DIVEO

www.uoldiveo.com

BUSINESS PROPOSAL

PAGSEGURO – Tamboré Colocation site

São Paulo, July 25, 2019

To PAGSEGURO INTERNET LTDA

Att.: Raphael Bittencourt

Reference to Proposal UOLDIVEO OPT 19/27357

As an answer to your request, we hereby submit a technology integrated solution proposal to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

You will find below our technical proposal and we hereby appreciate the opportunity and remain at your disposal for any clarifications.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs
Joana Monteiro Fernandes Adolfs

Account Manager

Index

Non-Disclosure Agreement	4

Business Conditions	5

Considerations	5

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Business Conditions:

Services Description	[*****]
	[*****]	[*****]

Reference to services described in Technical Proposals OPT 19/27357	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

Considerations:

•

This proposal is effective through: 15 business days. If the period lapses and the CLIENT has not returned the document duly signed to UOLDIVEO, the terms and conditions provided herein may be revised by UOLDIVEO;

•	Taxes and rates shall be applied pursuant to the legislation in force:

•

ISS, PIS and COFINS are levied on Data Center Solution services, Managed Services, Software as Service, Services to Applications and/or Security Management Services, pursuant to the nature of the service;

•	PIS and COFINS are levied on Internet provision services and Cloud services.

•

Any changes to tax rates or to the calculation basis of taxes levied on the price of the provision subject matter hereof, as well as any taxes that may be created as from the date hereof, even if due to revocation of exemption, shall order the reformulation of prices offered, whether up or downwards, according to the supervening change;

•

Non-compliance by the CLIENT with obligations established in the Technical and Business Proposal resulting in delay of the originally proposed schedule shall not exempt the CLIENT from timely compliance with other obligations, specially the obligations associated to payments due;

•	[*****] shall be billed as follows:

•	[*****]

•	[*****]

•	[*****]

•	This proposal does not cover the local cross connection costs with Third-Party Carriers;

•

Items contracted hereby may be available pursuant to third-party supply or own inventory, which may result in partial deliveries; if such occurs, their respective acceptance terms must be approved by the CLIENT for billing;

•

If there is need for more licenses (due to an increase in users, change of licensing and/or increase in the number of CPUs) and/or for change in the software version (due to matters of features and/or version upgrade, if not covered by the maintenance agreement) provided by UOL Diveo, their amount will be included in the following month’s bill;

[*****]  Confidential information redacted

•	Any re-installation of the servers, operating systems or database requested by the Client as a result of issues in application may be subject to an additional business proposal;

•

If Internet provision in the UOLDIVEO 95 percentile modality is contracted, the price for the exceeding Mbps shall be 15% higher than the price for the Mbps of the minimum contracted connection (as per the metrics established in the Technical Proposal);

This Proposal is governed by COLOCATION AGREEMENT No. CT: 02827/19, entered into between the Parties as of July 1st, 2019.

São Paulo, July 25, 2019

UOL DIVEO TECNOLOGIA LTDA

Docusigned by:
/s/ Marcelo Moojen Epperlein
Name:
ID:

Docusigned by:

/s/ Cleyton de Almeida Ferreira
Name:
ID:

PAGSEGURO INTERNET LTDA

Docusigned by:
/s/ Wagner Chagas Feder
Name:
ID:

Docusigned by:
/s/ Artur Gaulke Schunck
Name:
ID:

WITNESSES:

Docusigned by:
/s/ Marcio Drumond Araujo
Name:
ID:

Docusigned by:
/s/ Daniela Teresinha Nogueira
Name:
ID:

Completion Certificate

Envelope ID: ADD135486C774A618CAE1CC8E2625577

Status: Completed

Subject: DocuSign: PT - Colocation - PAGSEGURO - Tamboré (19-27357-C) 2019.07.19.pdf,

Business Proposal...

Source Envelope:

Document Pages: 24

Signatures: 12

Envelope Originator: Saedio Dias de Souza Filho

Av. Brigadeiro Faria Lima, 1.384

SP, SP 01452-002

sfilho@uolinc.com

IP address: [*****]

Certificate pages: 9

Initials: 2

AutoNav: Enabled

Envelopeld Stamping: Enabled

Time Zone: (UTC-08:00) Pacific Time (US & Canada)

Record Tracking

Status: Original

August 28, 2019 05:39:38

Holder: Saedio Dias de Souza Filho

sfilho@uolinc.com

Location: DocuSign

Signer Events	Signature	Timestamp
Saedio Dias de Souza Filho sfilho@uolinc.com LAWYER UNIVERSO ONLINE S.A. Security Level: E-mail, Account authentication (None) Electronic Record and Signature Disclosure: Not Offered via DocuSign	Signature established by: Signature image loaded Using IP address: [*****]	Sent: 08/28/2019 06:50:46 Viewed: 08/28/2019 06:50:57 Signed: 08/28/2019 06:51:05

Marcio Drumond Araujo mdrumond@uolinc.com	Signature established by: Signature image loaded Using IP address: [*****]	Sent: 08/28/2019 06:51:07 Viewed: 08/28/2019 08:41:53

[*****]  Confidential information redacted

Security Level: E-mail, Account authentication (None) Electronic Record and Signature Disclosure: Accepted: 08/19/2018 05:25:15 ID: e6878176-aad6-4c42-a7f3-d9d3d393ed25		Signed: 08/28/2019 08:42:39

Cleyton de Almeida Ferreira

cferreira@uoldiveo.com

Security Level: E-mail, Account authentication (None)

Electronic Record and Signature Disclosure:

Accepted: 08/28/2019 09:37:21

ID: fcb6f280-b113-4a57-9dc5-c9a747924bf7

	Signature established by: Drawn on device Using IP address: [*****]	Sent: 08/28/2019 08:42:41 Viewed: 08/28/2019 09:37:21 Signed: 08/28/2019 09:37:36

Marcelo Moojen Epperlein

mepperlein@uoldiveo.com

CFO UOLDIVEO

Security Level: E-mail, Account authentication (None)

Electronic Record and Signature Disclosure:

Accepted: 08/31/2018 13:30:22

ID: 774a953a-502f-490e-8d30-287bcf760845

	Signature established by: Pre-set style Using IP address: [*****]	Sent: 08/28/2019 08:42:41 Viewed: 08/28/2019 12:01:38 Signed: 08/28/2019 12:01:47

Artur Gaulke Schunck

aschunck@uolinc.com

CFO

Security Level: E-mail, Account authentication (None)

Electronic Record and Signature Disclosure:

Accepted: 09/12/2018 12:32:08

ID: 6e661702-87d1-4218-9698-7a80acdf6f04

	Signature established by: Pre-set style Using IP address: [*****]	Sent: 08/28/2019 12:01:52 Viewed: 08/28/2019 12:41:50 Signed: 08/28/2019 12:42:03

Wagner Chagas Feder wfeder@uolinc.com Treasury Officer	Signature established by: Pre-set style Using IP address: [*****]	Sent: 08/28/2019 12:01:52 Resent: 08/29/2019 12:45:02 Resent: 08/30/2019 08:01:14

[*****]  Confidential information redacted

Security Level: E-mail, Account authentication (None) Electronic Record and Signature Disclosure: Accepted: 06/29/2018 15:03:30 ID: 4db099f0-5554-49a2-ba5a-67c87b11fa95		Viewed: 08/30/2019 09:58:50 Signed: 08/30/2019 09:59:01

Daniela Teresinha Nogueira

dnogueira@uoldiveo.com

Security Level: E-mail, Account authentication (None)

Electronic Record and Signature Disclosure:

Accepted: 06/12/2019 11:35:06

ID: ab6ddaa5-7c26-47e3-98e5-ea95fe5a3a13

Signature established by: Pre-set style Using IP address: [*****]

Sent: 08/30/2019 09:59:03

Resent: 08/30/2019 12:07:36

Resent: 09/09/2019 05:41:32

Resent: 09/09/2019 05:41:53

Resent: 09/09/2019 05:42:52

Resent: 09/09/2019 05:43:15

Resent: 09/09/2019 07:47:32

Resent: 09/09/2019 07:52:29

Viewed: 09/09/2019 07:53:17

Signed: 09/09/2019 07:53:33

In Person Signer Events

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[*****]  Confidential information redacted

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Envelope Summary Events	Status	Timestamp
Envelope Sent	Hashed/Encrypted	09/09/2019 07:52:29
Certified Delivery	Security checked	09/09/2019 07:53:17
Signing Complete	Security checked	09/09/2019 07:53:33
Completed	Security checked	09/09/2019 07:53:33

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Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: February 07, 2018 05:43:37

Signatory parties: Marcio Drumond Araujo, Marcelo Moojen Epperlein, Artur Gaulke Schunck

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Until or unless I notify                      as described above, I consent to receive through exclusively electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by during the course of my relationship with you.

Electronic Record and Signature Disclosure created on: December 27, 2017 06:27:37

Signatory parties: Cleyton de Almeida Ferreira, Wagner Chagas Feder, Daniela Teresinha Nogueira

CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC CONSUMER DISCLOSURES

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Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

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These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

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Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive through exclusively electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.

UOL Diveo

PAGSEGURO INTERNET LTDA

TECHNICAL PROPOSAL

COLOCATION

Introduction

São Paulo, July 25, 2019

Reference to UOL Diveo Proposal OPT 19/27358-C

Attn: Mr. Raphael Bittencourt Simões Costa

As an answer to your request, we hereby submit a proposal of integrated solution for technology and services to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

We appreciate the opportunity and remain at your full disposal to clarify any questions that may arise.

Best regards,

/s/ Jhones Fraga
Jhones Fraga

Solution Architect

Confidentiality

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOL DIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOL DIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOL DIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOL DIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOL DIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Colocation

This proposal covers the services solution managed by UOL DIVEO, named Colocation, which is defined by the provision of hosting infrastructure for EQUIPMENT (servers, security and connectivity equipment, among others) and SOFTWARE (Operating Systems, Databases, Applications, among others) provided and made available by PAGSEGURO INTERNET LTDA.

PAGSEGURO INTERNET LTDA’s environment shall benefit from:

•	Internet broadband access through UOL DIVEO’s IP Backbone with high availability and capacity (whenever applicable);

•	Redundant Power Supply: with redundant generators, independent UPS and feeding through more than one electrical substation;

•	High-precision and redundant air-conditioning system;

•	Building Automation System;

•	Physical Security through cameras, intrusion detection sensor system, access control systems, etc.;

•	Fire detection and prevention system;

•	Raised floor;

•	Follow-up on service levels, alarms and access features to the Environment through safe website (UOL DIVEO’s Client Dashboard)

Summarized Proposal:

Data Center: Glete

Colocation

•	18 X Colocation infrastructure in Powered Rack (from 3.1 to 5kW), being:

•	18 Racks delivered in the 1st floor environment

•	15 X Colocation infrastructure in Powered Rack (from 5.1 to 8kW), being:

•	15 Racks delivered in the Cage environment, 3rd floor

Connectivity:

•	Cross-connection between Telco rooms and the 1st and 2nd floor 1 in Fiber and 1 in UTP

Power:

•	Installation of 4 30A circuit breakers per Rack for 5 server Racks with the supply of a 24-outlet power strip per circuit;

•	Installation of 4 30A circuit breakers per Rack for 5 Exadata and Storage Racks with the supply of a 24-outlet power strip per circuit;

•	Installation of 2 30A circuit breakers per Rack for 2 Telecom Racks with the supply of a 24-outlet power strip per circuit.

Cabling:

•	Installation of 2 OM3 12-fiber multimode MPO cables from each of the two Telecom Racks to 7 Racks (5 server racks and 2 special future racks), with a total of 28 OM3 multimode MPO cables;

•	Installation of 5 OM3 12-fiber multimode MPO cables from each of the two Telecom Racks to 3 special Racks, with a total of 30 OM3 multimode MPO cables;

•	Installation of 16 OM3 12-fiber multimode MPO cables connecting the two Telecom Racks;

•	All MPO cables ending with DIO at the top of the 12-fiber Racks;

•	Installation of 24 cat6 UTP cables in each of the two Telecom Racks all the way to the Meet-me Room in the 2nd floor, with a total of 48 cables connecting the cage to the Meet-me Room;

•

Installation of 12 pairs of LC/PC OM3 multimode fibers in each of the two Telecom Racks all the way to the Meet-me Room in the 2nd floor, with a total of 24 pairs of LC/PC OM3 multimode fibers connecting the cage to the Meet-me Room.

Racks:

•	Provision and installation of 7 600 x 1200 x 48U APC AR3307 Racks;

•	Provision and installation of 2 800 x 1200 x 48U APC Racks.

Cage:

•	Cage closing the whole perimeter.

Access Control and CCTV:

•	Provision and installation of 4 exclusive cameras with the capacity to record 90 days and one biometric access control at the entrance and badge reader at the exit.

Cage Layout:

[*****]

[*****]  Confidential information redacted

General Provisions

•

Installation term: Infrastructure has already been provided. If there are any items to be delivered, they shall be installed within 45 calendar days, except for the network equipment, which may take up to 60 days from the official contact of UOL Diveo’s Project Manager;

•	PAGSEGURO INTERNET LTDA shall be responsible for the architecture of its environment, as well as for the tower-to-rack equipment conversion, if needed;

•

The Change testing shall only be performed after the client provides or contracts a testing or homologation environment. If such environment is not provided, the change shall be implemented directly in the production environment.

•

Both the racks’ internal cabling and the assembly and connection of servers, as well as other equipment in the environment, are not encompassed herein and shall be fully incumbent upon the contracting party;

•	PAGSEGURO INTERNET LTDA shall be responsible for purchasing, setting and managing the servers, equipment and software to be hosted at the UOL Diveo’s IDC;

•	If PAGSEGURO INTERNET LTDA uses a larger location than the one offered to host its equipment, UOL Diveo is entitled to charge for the relevant additional amount;

•

Regarding connectivity, all necessary communication links (except for the IDC Internet broadband access) shall be contracted and managed by PAGSEGURO INTERNET LTDA, and UOL Diveo is responsible for the cross connection (cabling) between the providers room, where the providers’ DGs, with Point of Service at the IDC, and the DG located in the area for PAGSEGURO INTERNET LTDA’s equipment. The cross connection needs must be specified by PAGSEGURO INTERNET LTDA in order to be provided by UOL Diveo. Once the cross connection needs are established, PAGSEGURO INTERNET LTDA is subject to additional charges associated to the cross connections;

•	Changes requested by PAGSEGURO INTERNET LTDA in the initial scope of the project may result in additional cost. Such cost may be fully passed on, at UOL Diveo’s discretion;

This Proposal is governed by COLOCATION AGREEMENT No. CT: 02827/19, entered into between the Parties as of July 1st, 2019.

Infrastructure: UOL DIVEO Glete Data Center

General Features:

The Data Center is installed in an 8-floor building, especially designed to meet the strictest security, availability, density and connectivity rules required by modern Information Technology Systems. The concepts of Green Computing guided the project since the beginning, with the purpose of meeting the current requirements, with the least consumption of energy and emission of waste as possible.

The whole electrical infrastructure is installed in three underground levels for security and control of access. In the ground floor you will find the facilities of the employees responsible for the monitoring and management of support systems and hosted equipment.

Servers and other IT equipment will be installed in the top four floors. Each floor comprises an independent air-conditioning structure and redundant power supply systems.

The main cooling systems are installed on the top of the building, protected by concrete screens on the side.

The building has a dock for loading and unloading of equipment to and from trucks in the internal area and internal parking lot for vehicles of previously authorized clients. We also provide areas for the temporary storage, assembly and testing of equipment, with the purpose of minimizing access to the actual areas where the equipment is operating.

The Data Center site, located in the central region of the City of São Paulo, receives a reliable high-tension power supply, as well as redundant connectivity with major telecommunication carriers.

All of the facilities’ systems – security, cooling and power – are interconnected to the BMS, which controls in an integrated and smart way each of the devices individually, with the purpose of optimizing the use of the installed resources.

Access Control System:

UOL DIVEO Glete Data Center has several levels of security, from the entrance of the building up to the physical access to the hosted equipment. Any access to the facilities, for any activities, such as maintenance, equipment delivery, access to equipment, etc. by people who are not involved in the operation is only allowed upon previous and confirmed authorization through formal request and after clearance from the security area.

Security levels:

Access to the building:

•	Security guards monitoring the surrounding areas through a television closed circuit;

•	Access permitted only to duly authorized persons;

•	The whole environment is monitored by digital cameras and the images are recorded 24/7 by the Security Center.

Access to the internal areas:

•	Only permitted if accompanied by security or operations team;

•	Controlled by electronic badge and biometry.

Access to the Server Rooms:

•	Only permitted if accompanied by operations team;

•	Controlled by electronic badge and biometry.

Access to Cages and Racks:

•	Only permitted if accompanied by operations team;

•	The access to the cages and racks is controlled by keys or electronic badges provided by the operations team;

•	The access to the cages and racks is monitored by cameras, recording images of the access halls.

All information generated by the security systems, such as images and access logs are recorded for 90 days, and it may be viewed by the clients upon previous request at the Data Center.

The process to allow 24/7 access must be made through a service order to the Service Center or the Client Portal by the client’s person in charge, who is appointed at the contractual formalization, with a minimum period in advance that is provided in the operating procedures of the Data Center.

Fire detection and prevention system:

UOL DIVEO Glete Data Center has firefighters 24/7. The firefighter is responsible for the inspection of the environment regarding fire risks and for fighting any incident. The building is located four (4) blocks away from the Fire Department of the State of São Paulo (Campos Elíseos headquarters).

The building has an early smoke detection system (VESDA) and ionic or thermal-velocimetric smoke detectors distributed throughout all levels – floor and ceiling – both connected to the fire fighting central.

•

The facilities are equipped with smoke detectors throughout the entire area, in the three levels of physical accomodation: ceiling, environment and fake floor. Detectors are also found in all the areas with power and air-conditioning infrastructure equipment;

•	Those devices are monitored by the Security Center, which indicates in the panel the exact sector of the emergency, in addition to ringing the alarm and notifying the Firefighter about the occurrence;

•	The server floors are equipped with Inergen gas system, which is automatically triggered by sensors connected to the firefighting center;

•	The floors are also equipped with pre-action dry-pipes sprinklers.

Physical Infrastructure for Racks and Cages:

[Caption:

Área para telecom: Telecom area

Circuito: circuit]

The server rooms on each floor are equipped with raised floor throughout the entire environment, with steel plates covered with anti-static, 40-inch (1000 mm) high and load capacity of 307 lbs/ft² (1500 Kg/m2) and exactly of 1102 lbs (500 Kgs). All equipment must be installed in racks. The standard rack takes up 24in x 41in x 79in (600 mm x 1050 mm and 2000 mm). The maximum height of the server room is 98in (2500 mm), and the rack or equipment shall not exceed 94in (2400 mm).

Racks provided by UOL DIVEO are closed with doors controlled by key, which must be kept in a safe place that is only accessed by Data Center employees. Equipment that comes with its own racks will be allowed, provided that within the space limitations mentioned above.

Spaces for several racks protected by hollow screens – for better efficiency of the air conditioner – may be provided. Each of these areas is a Cage and they may have their physical access individually conrolled by electronic device with electronic badge and biometry.

The racks positioning, whether they are in a free area or in cages, shall follow the organization of hot aisle, cold aisle for better efficiency of the air conditioner.

Elevators to access the floors can transport equipment weighing up to 4 tons.

[Caption:

Corredor Frio: Cold Aisle

Corredor Quente: Hot Aisle

Insuflamento pelo piso – ar frio: Floor airflow – cold air]

The entire data cabling goes through gutters under the raised floor and follows the standards of switches dedicated per rack – Top of Rack.

Power cabling goes through exclusive electric gutters, strategically positioned so it does not interfere with the gutter used for the data cabling.

Power System:

The power supply system of UOL DIVEO Glete DC is designed to meet the capacity and availability required in the current IT environments. The system is structured in a Redundant Parallel Architecture and it supplies uninterrupted power to all critical systems.

All systems are continuously monitored by BMS and allow maintenances to be performed to all of its elements without the need to interrupt the power supply or the equipment cooling.

Substation:

The 21KV electric substation – medium voltage – is supplied by concessionaire Eletropaulo. Through transformers set at N+N, the voltage is lowered to 480V, which independently supply the internal air-conditioning system and the UPS systems. The system has a total capacity of 9MVA.

Power Distribution:

The power grid used for the equipment in 208VAC is comprised by circuits segmented by sectorial boards that supply power to the power strips of each rack or equipment. Each circuit is individually protected by a switch and short-circuit finder.

Nobreaks:

Each floor of the Data Center has two nobreak lines with 1,000 kVA each, also known as UPS, set at N+1 per line. All UPSs have redundant power banks with autonomy of 12 minutes at full charge.

Each set of UPS supplies for, in a cross-setting, two static keys, which supply each of the two power bus of that floor. Such arrangement allows maintenances to be made to any of the lines without interrupting the servers.

Generator Engine Group:

The DC power continuity is ensured by 4 generators with 3MVA each, set at N+1. We have two tanks totalling 8981 gallons (34,000 liters) of Diesel supplying the generators.

Load Bank:

For the predictive and preventive maintenance of the Data Center systems, it is possible to install a Load Bank, which makes it possible to perform the testings in a simple and economic way, ensuring the system’s reliability.

Air-conditioning system:

The air-conditioning system of UOL DIVEO Glete Data Center has a dual-ring architecture and cold water redundancy, supplied by a set of air cooled chillers set at N+1. The ring supplies the high-precision fan-coil located at each floor with cold water. That architecture allows for maintenance in piping and equipment without interrupting the operation of the air-conditioner in the floor.

The temperature and humidity control of floors is automatic, controlled and monitored by the air-conditioning system’s manufacturer and integrated to the BMS.

•	The system is comprised by 6 350TR air cooled chillers set at redundancy N+1, totalling a cooling capacity of 1750TR (21,000,000 BTU);

•

Each floor, in maximum setting, has 10 36TR Fan-Coils each, set at N+2, totalling 288TR (3,456,000 BTU). The redundancy allows for maintenance in up to two equipment without prejudice to the temperature and humidity;

•	The temperature and relative humidity are automatically controlled by the high-precision fan-coils, where sensors detect the temperature and humidity in return, adjusting the operation accordingly;

•	An integrated balancing system of the fan-coils allow the full balance and accurate control of temperature and humidity, in spite of loads that are not evenly distributed;

•	The termperature is kept at 21ºC (± 3 ºC), as per the current standards for IT equipment;

•	Air humidity is kept at 50% (± 15%), as per the current standards for IT equipment;

Monitoring Center:

•

The behavior of the Backbone and the whole services structure is constantly controlled by an alarm operation and monitoring center, called Command Center. This operation center has a highly-qualified technical team for the operation of several monitoring tools, specially established for each procedure or activity, such as hardware monitoring, measurement of band usage, device access testing, etc.

Waste:

•

UOL DIVEO, seeking the adoption of actions to contribute to environmental preservation, upon the occurrence of mobilization and/or maintenance and/or demobilization inside Data Centers, disposes of all unusable waste from cabling owned thereby, by the client or third parties in a sustainable way.

Exhibit - SLA (Service Level Agreements):

UOL DIVEO undertakes to fully comply with all of the SLA commitments upon the supply of redundancy and diversity in each aspect. All of UOL DIVEO’s infrastructure equipment is implemented with redundancy in order to obtain the best availability possible.

We work with the following annual availability indexes, monthly assessed for credit purposes:

•	[*****]% of infrastructure availability time (including Internet provision in the Data Center (as applicable));

The following Mean Time to Recovery (MTTR) shall be considered:

[*****]  Confidential information redacted

Type of Impact	Severity	MTTR

•   Availability of services is fully impacted (totally unavailable);

•   All or most of the users cannot operate;

•   Risk of physical security loss in the Data Center environment;

•   Detection of attack or intrusion in the environment*

•   Risk of fraud or breach of confidential information*.

	P1	4 hours

•   Availability of services is partially impacted;

•   A large group of users is experiencing operating difficulties;

•   Client’s environment is degraded or has intermittent drops;

•   Link access is partially unavailable*.

	P2	12 hours

• Degradation of services, without unavailability (bad quality); • Few users facing issues to operate or check information; • A group of clients cannot use a non-critical feature.	P3	24 hours

• Non-critical technical support requests; • Non-critical or non-strategical information request; • Request of any reports for query.	P4	96 hours

*	As applicable

Other information related to the SLA is included in the Service Level Exhibit, an integral part hereof.

São Paulo, July 25, 2019

Docusigned by:
/s/ Wagner Chagas Feder
PAGSEGURO INTERNET LTDA

Docusigned by:
/s/ Artur Gaulke Schunck
PAGSEGURO INTERNET LTDA

Docusigned by:
/s/ Marcelo Moojen Epperlein
UOL DIVEO TECNOLOGIA LTDA

Docusigned by:
/s/ Cleyton de Almeida Ferreira
UOL DIVEO TECNOLOGIA LTDA

WITNESSES:

Docusigned by:
/s/ Marcio Drumond Araujo
Name:
ID:

Docusigned by:
/s/ Daniela Teresinha Nogueira
Name:
ID:

UOL DIVEO

www.uoldiveo.com

BUSINESS PROPOSAL

PAGSEGURO – Glete Colocation site

São Paulo, July 25, 2019

To PAGSEGURO INTERNET LTDA

Att.: Raphael Bittencourt

Reference to Proposal UOLDIVEO OPT 19/27358

As an answer to your request, we hereby submit a technology integrated solution proposal to meet PAGSEGURO INTERNET LTDA’s expectations regarding IT infrastructure services.

We would like to provide PAGSEGURO INTERNET LTDA with our experience with high-quality services provided to the corporate market. We have designed this Proposal as a commitment to offer the best solution to the business needs of PAGSEGURO INTERNET LTDA.

You will find below our technical proposal and we hereby appreciate the opportunity and remain at your disposal for any clarifications.

Best regards,

/s/ Joana Monteiro Fernandes Adolfs
Joana Monteiro Fernandes Adolfs

Account Manager

Index

Non-Disclosure Agreement	4

Business Conditions	5

Considerations	5

Non-Disclosure Agreement

All information included herein is strictly confidential and provided with the sole purpose of technically describing UOLDIVEO’s solutions, as requested by PAGSEGURO INTERNET LTDA, and it shall not be used for any other purpose.

Regarding the services described herein, if PAGSEGURO INTERNET LTDA chooses a provider that is not UOLDIVEO, or if it does not select any supplier within 15 days after the date hereof, PAGSEGURO INTERNET LTDA agrees to return all of UOLDIVEO’s exclusive and confidential information, including, but not limited to, this document, and it shall not use nor disclose such information in any way whatsoever in order to obtain an unfair business advantage for itself, its subsidiaries, associations or partners in any way, for subsequent business opportunities in which it may be directly or indirectly competing with UOLDIVEO.

PAGSEGURO INTERNET LTDA shall not partially or fully publish or disclose the information included herein, without UOLDIVEO’s previous written consent. Several names of services and companies referred herein are trademarks. All of such are recognized upon this statement.

Business Conditions:

Services Description	[*****]
	[*****]	[*****]

Reference to services described in Technical Proposals OPT 19/27358	[*****]	[*****]

[*****]	[*****]	[*****]
[*****]	[*****]	[*****]

Considerations:

•

This proposal is effective through: 15 business days. If the period lapses and the CLIENT has not returned the document duly signed to UOLDIVEO, the terms and conditions provided herein may be revised by UOLDIVEO;

•	Taxes and rates shall be applied pursuant to the legislation in force:

•

ISS, PIS and COFINS are levied on Data Center Solution services, Managed Services, Software as Service, Services to Applications and/or Security Management Services, pursuant to the nature of the service;

•	PIS and COFINS are levied on Internet provision services and Cloud services.

•

Any changes to tax rates or to the calculation basis of taxes levied on the price of the provision subject matter hereof, as well as any taxes that may be created as from the date hereof, even if due to revocation of exemption, shall order the reformulation of prices offered, whether up or downwards, according to the supervening change;

•

Non-compliance by the CLIENT with obligations established in the Technical and Business Proposal resulting in delay of the originally proposed schedule shall not exempt the CLIENT from timely compliance with other obligations, specially the obligations associated to payments due;

•	[*****] shall be billed as follows:

•	[*****]

•	[*****]

•	[*****]

•	This proposal does not cover the local cross connection costs with Third-Party Operators;

•

Items contracted hereby may be available pursuant to third-party supply or own inventory, which may result in partial deliveries; if such occurs, their respective acceptance terms must be approved by the CLIENT for billing;

•

If there is need for more licenses (due to an increase in users, change of licensing and/or increase in the number of CPUs) and/or for change in the software version (due to matters of features and/or version upgrade, if not covered by the maintenance agreement) provided by UOL Diveo, their amount will be included in the following month’s bill;

[*****]  Confidential information redacted

•	Any re-installation of the servers, operating systems or database requested by the Client as a result of issues in application may be subject to an additional business proposal;

•

If Internet provision in the UOLDIVEO 95 percentile modality is contracted, the price for the exceeding Mbps shall be 15% higher than the price for the Mbps of the minimum contracted connection (as per the metrics established in the Technical Proposal);

This Proposal is governed by COLOCATION AGREEMENT No. CT: 02827/19, entered into between the Parties as of July 1st, 2019.

São Paulo, July 25, 2019

UOL DIVEO TECNOLOGIA LTDA

Docusigned by:
/s/ Marcelo Moojen Epperlein
Name:
ID:

Docusigned by:
/s/ Cleyton de Almeida Ferreira
Name:
ID:

PAGSEGURO INTERNET LTDA

Docusigned by:
/s/ Wagner Chagas Feder
Name:
ID:

Docusigned by:
/s/ Artur Gaulke Schunck
Name:
ID:

WITNESSES:

Docusigned by:
/s/ Marcio Drumond Araujo
Name:
ID:

Docusigned by:
/s/ Daniela Teresinha Nogueira
Name:
ID:

Completion Certificate

Envelope ID: 252D7636E46744858A7243324D195295

Status: Completed

Subject: DocuSign: PT - Colocation - PAGSEGURO - Glete (19-27358-C) 2019.07.19.pdf, Business Proposal...

Source Envelope:

Document Pages: 27

Signatures: 12

Envelope Originator: Saedio Dias de Souza Filho

Av. Brigadeiro Faria Lima, 1.384

SP, SP 01452-002

sfilho@uolinc.com

IP address: [*****]

Certificate pages: 8

Initials: 2

AutoNav: Enabled

Envelopeld Stamping: Enabled

Time Zone: (UTC-08:00) Pacific Time (US & Canada)

Record Tracking

Status: Original

August 22, 2019 08:14:59

Holder: Saedio Dias de Souza Filho

sfilho@uolinc.com

Location: DocuSign

Signer Events	Signature	Timestamp
Saedio Dias de Souza Filho sfilho@uolinc.com LAWYER UNIVERSO ONLINE S.A. Security Level: E-mail, Account authentication (None) Electronic Record and Signature Disclosure: Not Offered via DocuSign	Signature established by: Signature image loaded Using IP address: [*****]	Sent: 08/22/2019 08:20:17 Viewed: 08/22/2019 08:20:25 Signed: 08/22/2019 08:20:32

Marcio Drumond Araujo mdrumond@uolinc.com	Signature established by: Signature image loaded Using IP address: [*****]	Sent: 08/22/2019 08:20:34 Resent: 08/27/2019 06:17:41 Viewed: 08/27/2019 10:56:39

[*****]  Confidential information redacted

Security Level: E-mail, Account authentication (None) Electronic Record and Signature Disclosure: Accepted: 08/19/2018 05:25:15 ID: e6878176-aad6-4c42-a7f3-d9d3d393ed25		Signed: 08/27/2019 10:57:55

Cleyton de Almeida Ferreira cferreira@uoldiveo.com Security Level: E-mail, Account authentication (None) Electronic Record and Signature Disclosure: Not Offered via DocuSign	Signature established by: Drawn on device Using IP address: [*****]	Sent: 08/27/2019 10:57:57 Viewed: 08/27/2019 12:30:27 Signed: 08/27/2019 12:31:31

Marcelo Moojen Epperlein

mepperlein@uoldiveo.com

CFO UOLDIVEO

Security Level: E-mail, Account authentication (None)

Electronic Record and Signature Disclosure:

Accepted: 08/31/2018 13:30:22

ID: 774a953a-502f-490e-8d30-287bcf760845

	Signature established by: Pre-set style Using IP address: [*****]	Sent: 08/27/2019 10:57:57 Viewed: 08/27/2019 11:53:35 Signed: 08/27/2019 11:54:06

Artur Gaulke Schunck

aschunck@uolinc.com

CFO

Security Level: E-mail, Account authentication (None)

Electronic Record and Signature Disclosure:

Accepted: 09/12/2018 12:32:08

ID: 6e661702-87d1-4218-9698-7a80acdf6f04

	Signature established by: Pre-set style Using IP address: [*****]	Sent: 08/27/2019 12:31:33 Viewed: 08/27/2019 07:22:44 Signed: 08/27/2019 07:23:07

Wagner Chagas Feder wfeder@uolinc.com Treasury Officer Security Level: E-mail, Account authentication (None)	Signature established by: Pre-set style Using IP address: [*****]	Sent: 08/27/2019 12:31:33 Resent: 08/29/2019 12:45:50 Resent: 08/30/2019 08:01:35 Viewed: 08/30/2019 09:58:16

[*****]  Confidential information redacted

Electronic Record and Signature Disclosure: Accepted: 06/29/2018 15:03:30 ID: 4db099f0-5554-49a2-ba5a-67c87b11fa95		Signed: 08/30/2019 09:58:26

Daniela Teresinha Nogueira

dnogueira@uoldiveo.com

Security Level: E-mail, Account authentication (None)

Electronic Record and Signature Disclosure:

Accepted: 06/12/2019 11:35:06

ID: ab6ddaa5-7c26-47e3-98e5-ea95fe5a3a13

	Signature established by: Pre-set style Using IP address: [*****]	Sent: 08/30/2019 09:58:28 Resent: 08/30/2019 12:08:18 Resent: 09/09/2019 05:42:15 Resent: 09/09/2019 07:48:13 Resent: 09/09/2019 07:52:26 Viewed: 09/09/2019 07:54:20 Signed: 09/09/2019 07:54:29

In Person Signer Events

Signature

Timestamp

Editor Delivery Events

Status

Timestamp

Agent Delivery Events

Status

Timestamp

Intermediary Delivery Events

Status

Timestamp

Certified Delivery Events

Status

Timestamp

Carbon Copy Events

Status

Timestamp

Witness Events

Signature

Timestamp

[*****]  Confidential information redacted

Notary Events

Signature

Timestamp

Envelope Summary Events	Status	Timestamp
Envelope Sent	Hashed/Encrypted	09/09/2019 07:52:26
Certified Delivery	Security checked	09/09/2019 07:54:20
Signing Complete	Security checked	09/09/2019 07:54:29
Completed	Security checked	09/09/2019 07:54:29

Payment Events

Status

Timestamp

Electronic Record and Signature Disclosure

Electronic Record and Signature Disclosure created on: February 07, 2018 05:43:37

Signatory parties: Marcio Drumond Araujo, Marcelo Moojen Epperlein, Artur Gaulke Schunck

CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC CONSUMER DISCLOSURES

Electronic Record and Signature Disclosure

From time to time,                      may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signing system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after signing session and, if you elect to create a DocuSign signer account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signing page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact                     :

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below:

You may contact us through the e-mail address:

To inform                      of your new e-mail address:

To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, you must send us an e-mail and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your email address.

In addition, you must notify DocuSign, Inc. to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in the DocuSign system.

To request paper copies from                     :

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.

To withdraw your consent with                     :

To inform us that you no longer want to receive future notices and disclosures in electronic format you may:

(i)	decline to sign a document from within your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may

(ii)

send us an e-mail and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.

Required hardware and software**:

(i)	Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(ii)	Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)

(iii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(iv)	Screen Resolution: 800 x 600 minimum

(v)	Enabled Security Settings: Allow per session cookies

**

These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

Acknowledging your access and consent to receive materials electronically:

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, verify that you were able to read this electronic disclosure and that you also were able to print on paper or electronically save this page for your future reference and access or that you were able to e-mail this disclosure and consent to an address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format on the terms and conditions described above, let us know by clicking the “I agree” button below.

By checking the “I agree” box, I confirm that:

(i)	I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC CONSUMER DISCLOSURES document; and

(ii)	I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and

(iii)

Until or unless I notify                    as described above, I consent to receive through exclusively electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by during the course of my relationship with you.

Electronic Record and Signature Disclosure created on: December 27, 2017 06:27:37 Signatory parties: Cleyton de Almeida Ferreira, Wagner Chagas Feder, Daniela Teresinha Nogueira

CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC CONSUMER DISCLOSURES

Electronic Record and Signature Disclosure

From time to time, UOL - UNIVERSO ONLINE S/A may be required by law to provide to you certain written notices or disclosures. Described below are the terms and conditions for providing to you such notices and disclosures electronically through the DocuSign, Inc. (DocuSign) electronic signing system. Read the information below carefully and thoroughly, and if you can access this information electronically to your satisfaction and agree to these terms and conditions, confirm your agreement by clicking the ‘I agree’ button at the bottom of this document.

Getting paper copies

At any time, you may request from us a paper copy of any record provided or made available electronically to you by us. You will have the ability to download and print documents we send to you through the DocuSign system during and immediately after signing session and, if you elect to create a DocuSign signer account, you may access them for a limited period of time (usually 30 days) after such documents are first sent to you. After such time, if you wish for us to send you paper copies of any such documents from our office to you, you will not be charged a per-page fee. You may request delivery of such paper copies from us by following the procedure described below.

Withdrawing your consent

If you decide to receive notices and disclosures from us electronically, you may at any time change your mind and tell us thereafter that you want to receive required notices and disclosures only in paper format. How you must inform us of your decision to receive future notices and disclosure in paper format and withdraw your consent to receive notices and disclosures electronically is described below.

Consequences of changing your mind

If you elect to receive required notices and disclosures only in paper format, it will slow the speed at which we can complete certain steps in transactions with you and delivering services to you because we will need first to send the required notices or disclosures to you in paper format, and then wait until we receive back from you your acknowledgment of your receipt of such paper notices or disclosures. To indicate to us that you are changing your mind, you must withdraw your consent using the DocuSign “Withdraw Consent” form on the signing page of a DocuSign envelope instead of signing it. This will indicate to us that you have withdrawn your consent to receive required notices and disclosures electronically from us and you will no longer be able to use the DocuSign system to receive required notices and consents electronically from us or to sign electronically documents from us.

All notices and disclosures will be sent to you electronically

Unless you tell us otherwise in accordance with the procedures described herein, we will provide electronically to you through the DocuSign system all required notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to you during the course of our relationship with you. To reduce the chance of you inadvertently not receiving any notice or disclosure, we prefer to provide all of the required notices and disclosures to you by the same method and to the same address that you have given us. Thus, you can receive all the disclosures and notices electronically or in paper format through the paper mail delivery system. If you do not agree with this process, let us know as described below. Also see the paragraph immediately above that describes the consequences of your electing not to receive delivery of the notices and disclosures electronically from us.

How to contact UOL - UNIVERSO ONLINE S/A:

You may contact us to let us know of your changes as to how we may contact you electronically, to request paper copies of certain information from us, and to withdraw your prior consent to receive notices and disclosures electronically, as provided below:

You may contact us through the e-mail address: lnogueira@uolinc.com

To inform UOL - UNIVERSO ONLINE S/A of your new e-mail address:

To let us know of a change in your e-mail address where we should send notices and disclosures electronically to you, you must send us an e-mail to lnogueira@uolinc.com and provide: your previous e-mail address and your new e-mail address. We do not require any other information from you to change your email address.

In addition, you must notify DocuSign, Inc. to arrange for your new email address to be reflected in your DocuSign account by following the process for changing e-mail in the DocuSign system.

To request paper copies from UOL - UNIVERSO ONLINE S/A:

To request delivery from us of paper copies of the notices and disclosures previously provided by us to you electronically, you must send us an e-mail to lnogueira@uolinc.com and provide: your e-mail address, full name, Brazil Postal address, and telephone number. We will charge you for the amount of the copies, if applicable.

To withdraw your consent with the:

To inform us that you no longer want to receive future notices and disclosures in electronic format you may:

(iii)	decline to sign a document from within your DocuSign session, and on the subsequent page, select the check-box indicating you wish to withdraw your consent; or you may

(iv)

send us an e-mail and provide your e-mail address, full name, Brazil Postal Address, and telephone number. We do not need any other information from you to withdraw consent. The consequences of your withdrawing consent for online documents will be that transactions may take a longer time to process.

Required hardware and software**:

(vi)	Operating Systems: Windows® 2000, Windows® XP, Windows Vista®; Mac OS®

(vii)	Browsers: Latest versions Internet Explorer® 6.0 or above (only Windows); Mozilla Firefox 2.0 or above (Windows and Mac); Safari™ 3.0 or above (only Mac)

(viii)	PDF readers: Acrobat® or similar software may be required to view and print PDF files.

(ix)	Screen Resolution: 800 x 600 minimum

(x)	Enabled Security Settings: Allow per session cookies

**

These minimum requirements are subject to change. If these requirements change, you will be asked to re-accept the disclosure. Pre-release (e.g. beta) versions of operating systems and browsers are not supported.

Acknowledging your access and consent to receive materials electronically:

To confirm to us that you can access this information electronically, which will be similar to other electronic notices and disclosures that we will provide to you, verify that you were able to read this electronic disclosure and that you also were able to print on paper or electronically save this page for your future reference and access or that you were able to e-mail this disclosure and consent to an address where you will be able to print on paper or save it for your future reference and access. Further, if you consent to receiving notices and disclosures exclusively in electronic format on the terms and conditions described above, let us know by clicking the “I agree” button below.

By checking the “I agree” box, I confirm that:

(iv)	I can access and read this Electronic CONSENT TO ELECTRONIC RECEIPT OF ELECTRONIC CONSUMER DISCLOSURES document; and

(v)	I can print on paper the disclosure or save or send the disclosure to a place where I can print it, for future reference and access; and

(vi)

Until or unless I notify UOL - UNIVERSO ONLINE S/A as described above, I consent to receive through exclusively electronic means all notices, disclosures, authorizations, acknowledgements, and other documents that are required to be provided or made available to me by UOL - UNIVERSO ONLINE S/A during the course of my relationship with you.